UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2008

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 26, 2008, Eastern Insurance Holdings, Inc. (“EIHI”), Employers Security Holding Company, an Indiana corporation (“Employers”), and Eastern Acquisition Corp., an Indiana corporation, wholly owned and formed by EIHI to effectuate the acquisition of Employers, entered into an amendment of the Agreement and Plan of Merger filed on the Form 8-K, dated August 7, 2008 (File No. 001-328999) and incorporated herein by reference. The amendment to the Agreement is filed as Exhibit 2.1 to this Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 29, 2008, EIHI completed its acquisition of Employers. Employers has two wholly owned subsidiaries, Employers Security Insurance Company (“Employers Insurance”) and Affinity Management Services, Inc., which provide workers’ compensation insurance and other insurance-related services. As a result of the acquisition, EIHI has further expanded its workers’ compensation business, since Employers Insurance holds licenses to underwrite such insurance in Indiana, Illinois and Missouri. The press release by EIHI announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

The acquisition of Employers was completed pursuant to the terms of the Agreement and Plan of Merger filed on the Form 8-K, dated August 7, 2008 (File No. 001-328999) and as amended by Exhibit 2.1 of this Form 8-K. The acquisition of Employers and its subsidiaries is valued at approximately $14.9 million, including the assumption of $2.9 million in debt. The total estimated transaction value is subject to certain true-up adjustments to reflect changes in the consolidated shareholders’ equity from June 30, 2008 to August 30, 2008. The shareholders of Employers will ultimately receive approximately $12 million in cash for their shares, or $3.48 per share.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired

To be filed by amendment within 71 days after the filing date of this Form 8-K.

(b) Pro forma financial information.

To be filed by amendment within 71 days after the filing date of this Form 8-K.

(d) Exhibits.

2.1	Amendment to the Agreement and Plan of Merger by and among Eastern

Insurance Holdings, Inc., Eastern Acquisition Corp. and Employers Security Holdings Company, dated September 26, 2008

99.1	Press Release by Eastern Insurance Holdings, Inc., dated September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: September 29, 2008	By:	/s/ Kevin M. Shook
Kevin M. Shook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment to the Agreement and Plan of Merger by and among Eastern Insurance Holdings, Inc., Eastern Acquisition Corp. and Employers Security Holdings Company, dated September 26, 2008

99.1	Press Release by Eastern Insurance Holdings, Inc., dated September 29, 2008